Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution


Collection Period                    August 2, 2000     to   September 1, 2000
Determination Date                September 8, 2000
Distribution Date                September 13, 2000

Available Amounts
-----------------
        Scheduled Payments plus Payaheads, net of Excluded Amounts                                   7,774,652.84
        Prepayment Amounts                                                                             653,389.64
        Recoveries                                                                                      24,852.27
        Investment Earnings on Collection Account and Reserve Fund                                      20,830.09
        Late Charges                                                                                     9,680.29
        Servicer Advances                                                                                    0.00

        Total Available Amounts                                                                      8,483,405.13
        -----------------------                                                                      ------------

Payments on Distribution Date
-----------------------------

        Trustee Fees (only applicable pursuant to an Event of Default)                                       0.00

        Unreimbursed Servicer Advances to the Servicer                                                       0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                                 0.00

        Interest due to Class A-1 Notes                                                                      0.00

        Interest due to Class A-2 Notes                                                                      0.00

        Interest due to Class A-3 Notes                                                                592,022.22

        Interest due to Class A-4 Notes                                                                146,800.09

        Interest due to Class B Notes                                                                   32,244.32

        Interest due to Class C Notes                                                                   32,915.18

        Interest due to Class D Notes                                                                   29,539.11

        Class A-1 Principal Payment Amount                                                                   0.00

        Class A-2 Principal Payment Amount                                                                   0.00

        Class A-3 Principal Payment Amount                                                           7,091,028.76

        Class A-4 Principal Payment Amount                                                                   0.00

        Class B Principal Payment Amount                                                               293,703.18

        Class C Principal Payment Amount                                                               265,152.27

        Class D Principal Payment Amount                                                                     0.00

        Additional Principal to Class A-2 Notes                                                              0.00

        Additional Principal to Class A-3 Notes                                                              0.00

        Additional Principal to Class A-4 Notes                                                              0.00

        Additional Principal to Class B Notes                                                                0.00

        Additional Principal to Class C Notes                                                                0.00

        Additional Principal to Class D Notes                                                                0.00

        Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                     0.00
        Deposit to the Reserve Fund                                                                          0.00
        Excess to Certificateholder                                                                          0.00

        Total distributions to Noteholders and Certificateholders                                    8,483,405.13
        ---------------------------------------------------------                                    ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
---------------------------------------
        Trustee fees due on Distribution Date                                                                0.00


Unreimbursed Servicer Advances
------------------------------

        Unreimbursed Servicer Advances                                                                       0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

  (i)   Servicing Fee Percentage                                                                             0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                           176,469,547.05
(iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                              0.00
 (iv)   Servicing Fee accrued but not paid in prior periods                                                  0.00

        Total Servicing Fee due and accrued ( (iii) + (iv) )                                                 0.00

        Servicing Fee carried forward                                                                        0.00

        Monthly Servicing Fee distributed                                                                    0.00


Class A-1 Interest Schedule
---------------------------

        Opening Class A-1 principal balance                                                                  0.00
        Class A-1 Interest Rate                                                                           4.94795%
        Number of days in Accrual Period                                                                       30
        Current Class A-1 interest due                                                                       0.00
        Class A-1 interest accrued but not paid in prior periods                                             0.00
        Total Class A-1 interest due                                                                         0.00
        Class A-1 interest carried forward                                                                   0.00

        Class A-1 interest distribution                                                                      0.00


Class A-2 Interest Schedule
---------------------------

        Opening Class A-2 principal balance                                                                     -
        Class A-2 Interest Rate                                                                              5.26%
        Current Class A-2 interest due                                                                          -
        Class A-2 interest accrued but not paid in prior periods                                             0.00
        Total Class A-2 interest due                                                                            -
        Class A-2 interest carried forward                                                                   0.00

        Class A-2 interest distribution                                                                         -


Class A-3 Interest Schedule
---------------------------

        Opening Class A-3 principal balance                                                        129,168,484.01
        Class A-3 Interest Rate                                                                              5.50%
        Current Class A-3 interest due                                                                 592,022.22
        Class A-3 interest accrued but not paid in prior periods                                             0.00
        Total Class A-3 interest due                                                                   592,022.22
        Class A-3 interest carried forward                                                                   0.00

        Class A-3 interest distribution                                                                592,022.22


Class A-4 Interest Schedule
---------------------------

        Opening Class A-4 principal balance                                                         31,345,216.00
        Class A-4 Interest Rate                                                                              5.62%
        Current Class A-4 interest due                                                                 146,800.09
        Class A-4 interest accrued but not paid in prior periods                                             0.00
        Total Class A-4 interest due                                                                   146,800.09
        Class A-4 interest carried forward                                                                   0.00

        Class A-4 interest distribution                                                                146,800.09

Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                                   6,648,313.72
        Class B Interest Rate                                                                       5.82%
        Current Class B interest due                                                           32,244.32
        Class B interest accrued but not paid in prior periods                                      0.00
        Total Class B interest due                                                             32,244.32
        Class B interest carried forward                                                            0.00

        Class B interest distribution                                                          32,244.32


Class C Interest Schedule
-------------------------

        Opening Class C principal balance                                                   6,114,275.38
        Class C Interest Rate                                                                       6.46%
        Current Class C interest due                                                           32,915.18
        Class C interest accrued but not paid in prior periods                                      0.00
        Total Class C interest due                                                             32,915.18
        Class C interest carried forward                                                            0.00

        Class C interest distribution                                                          32,915.18


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                                   3,865,532.00
        Class D Interest Rate                                                                       9.17%
        Current Class D interest due                                                           29,539.11
        Class D interest accrued but not paid in prior periods                                      0.00
        Total Class D interest due                                                             29,539.11
        Class D interest carried forward                                                            0.00

        Class D interest distribution                                                          29,539.11


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                             May 15, 2000
  (i)   Opening Class A-1 principal balance                                                         0.00
 (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance       177,141,821.11
(iii)   ADCB as of last day of the Collection Period                                      168,673,635.34
 (iv)   Monthly Principal Amount ( (ii) - (iii) )                                           8,468,185.77
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                              0.00
        Class A-1 Principal Payment Amount distribution                                             0.00

        Class A-1 Principal Balance after current distribution                                      0.00


Class A Principal Payment Amount
--------------------------------

 (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount             160,513,700.01
(ii)    Class A Target Investor Principal Amount (90.9583% * ending ADCB)                 153,422,671.25
        Class A Principal Payment Amount                                                    7,091,028.76
        Funds available for distribution                                                    7,091,028.76


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                            -
        Class A-2 Principal Payment Amount distribution                                             0.00

        Class A-2 principal balance after current distribution                                         -


Class A-3 Principal Schedule
----------------------------

        Opening Class A-3 principal balance                                               129,168,484.01
        Class A-3 Principal Payment Amount distribution                                     7,091,028.76

        Class A-3 principal balance after current distribution                            122,077,455.25

Class A-4 Principal Schedule
----------------------------

        Opening Class A-4 principal balance                                              31,345,216.00
        Class A-4 Principal Payment Amount distribution                                           0.00

        Class A-4 principal balance after current distribution                           31,345,216.00


Class B Principal Schedule
--------------------------

        Opening Class B principal balance                                                 6,648,313.72
        Class B Target Investor Principal Amount (3.7674% * ending ADCB)                  6,354,610.54
        Class B Floor                                                                    (1,971,615.59)
        Class B Principal Payment Amount due                                                293,703.18
        Class B Principal Payment Amount distribution                                       293,703.18

        Class B principal current distribution                                            6,354,610.54


Class C Principal Schedule
--------------------------

        Opening Class C principal balance                                                 6,114,275.38
        Class C Target Investor Principal Amount (3.0139% * ending ADCB)                  5,083,654.70
        Class C Floor                                                                     1,166,199.85
        Class C Principal Payment Amount due                                              1,030,620.68
        Class C Principal Payment Amount distribution                                       265,152.27

        Class C principal balance after current distribution                              5,849,123.11


Class D Principal Schedule
--------------------------

        Opening Class D principal balance                                                 3,865,532.00
        Class D Target Investor Principal Amount (1.5070% * ending ADCB)                  2,541,911.68
        Class D Floor                                                                     2,635,101.78
        Class D Principal Payment Amount due                                              1,230,430.22
        Class D Principal Payment Amount distribution                                             0.00

        Class D principal balance after current distribution                              3,865,532.00


Additional Principal Schedule
-----------------------------

        Floors applicable (Yes/No)                                                                 Yes
        Monthly Principal Amount                                                          8,468,185.77
        Sum of Principal Payments payable on all classes                                  9,645,782.85
        Additional Principal payable                                                              0.00
        Additional Principal available, if payable                                                0.00

        Class A-2 Additional Principal allocation                                                 0.00
        Class A-2 principal balance after current distribution                                       -

        Class A-3 Additional Principal allocation                                                 0.00
        Class A-3 principal balance after current distribution                          122,077,455.25

        Class A-4 Additional Principal allocation                                                 0.00
        Class A-4 principal balance after current distribution                           31,345,216.00

        Class B Additional Principal allocation                                                   0.00
        Class B principal balance after current distribution                              6,354,610.54

        Class C Additional Principal allocation                                                   0.00
        Class C principal balance after current distribution                              5,849,123.11

        Class D Additional Principal allocation                                                   0.00
        Class D principal balance after current distribution                              3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
  (i)   Servicing Fee Percentage                                                                 0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period               176,469,547.05
(iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                          58,823.18
 (iv)   Servicing Fee accrued but not paid in prior periods                              1,026,597.14

        Total Servicing Fee due and accrued ( (iii) + (iv) )                             1,085,420.32

        Servicing Fee carried forward                                                    1,085,420.32

        Monthly Servicing Fee distributed                                                        0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                    168,673,635.34
        Required Reserve Amount (ending ADCB * 0.70%)                                    1,180,715.45
        Prior month Reserve Fund balance                                                 1,065,261.71
        Deposit to Reserve Fund - excess funds                                                   0.00
        Interim Reserve Fund Balance                                                     1,065,261.71
        Current period draw on Reserve Fund for Reserve Interest Payments                        0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                       0.00
        Excess to Certificateholder                                                              0.00
        Ending Reserve Fund balance                                                      1,065,261.71

        Reserve Fund balance as a percentage of ADCB as of the end
        of the Collection Period                                                                 0.63%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

        Class A-1
        ---------
        Class A-1 principal balance                                                                        0.00
        Initial Class A-1 principal balance                                                      130,040,761.00

        Note factor                                                                                 0.000000000


        Class A-2
        ---------
        Class A-2 principal balance                                                                        0.00
        Initial Class A-2 principal balance                                                       66,680,434.00

        Note factor                                                                                 0.000000000


        Class A-3
        ---------
        Class A-3 principal balance                                                              122,077,455.25
        Initial Class A-3 principal balance                                                      135,293,633.00

        Note factor                                                                                 0.902314858


        Class A-4
        ---------
        Class A-4 principal balance                                                               31,345,216.00
        Initial Class A-4 principal balance                                                       31,345,216.00

        Note factor                                                                                 1.000000000


        Class B
        -------
        Class B principal balance                                                                  6,354,610.54
        Initial Class B principal balance                                                          9,663,831.00

        Note factor                                                                                 0.657566398


        Class C
        -------
        Class C principal balance                                                                  5,849,123.11
        Initial Class C principal balance                                                          7,731,065.00

        Note factor                                                                                 0.756574044


        Class D
        -------
        Class D principal balance                                                                  3,865,532.00
        Initial Class D principal balance                                                          3,865,532.00

        Note factor                                                                                 1.000000000

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------
  (i)   Outstanding Principal Amount of the Notes as of the preceding Distribution Date           177,141,821.11
 (ii)   Overcollateralization Balance as of the preceding Distribution Date                          (672,274.06)
(iii)   Monthly Principal Amount                                                                    8,468,185.77
 (iv)   Available Amounts remaining after the payment of interest                                   7,649,884.21
  (v)   ADCB as of the end of the Collection Period                                               168,673,635.34
        Cumulative Loss Amount                                                                        146,027.50

Class B Floor Calculation
-------------------------

        Class B Floor percentage                                                                            1.86%
        Initial ADCB                                                                              386,553,237.98
        Cumulative Loss Amount for current period                                                     146,027.50
        Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and
          Overcollateralization Balance                                                             9,307,533.32
        Class B Floor                                                                              (1,971,615.59)


Class C Floor Calculation
-------------------------

        Class C Floor percentage                                                                            1.09%
        Initial ADCB                                                                              386,553,237.98
        Cumulative Loss Amount for current period                                                     146,027.50
        Sum of Outstanding Principal Amount of Class D Notes and
          Overcollateralization Balance                                                             3,193,257.94
        Class C Floor                                                                               1,166,199.85


Class D Floor Calculation
-------------------------

        Class D Floor percentage                                                                            0.47%
        Initial ADCB                                                                              386,553,237.98
        Cumulative Loss Amount for current period                                                     146,027.50
        Overcollateralization Balance                                                                (672,274.06)
        Class D Floor                                                                               2,635,101.78

Heller Financial, Inc. is the Servicer (Yes/No)                                                              Yes

An Event of Default has occurred (Yes/No)                                                                     No


10% Substitution Limit Calculation
----------------------------------

        ADCB as of the Cut-off Date:                                                              386,553,237.98

        Cumulative DCB of Substitute Contracts replacing materially modified contracts              5,404,027.98
        Percentage of Substitute Contracts replacing materially modified contracts                          1.40%

        Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                  No


5% Skipped Payment Limit Calculation
------------------------------------

        The percent of contracts with Skipped Payment modifications                                         0.08%
        The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                      No
        Any Skipped Payments have been deferred later than January 1, 2006                                    No

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                    176,469,547.05
ADCB as of the last day of the Collection Period                                                     168,673,635.34

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts            214,459.19
Number of Contracts that became Defaulted Contracts during the period                                             7
Defaulted Contracts as a percentage of ADCB (annualized)                                                       1.53%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts               394,319.50
Number of Prepaid Contracts as of the last day of the Collection Period                                           7

DCB of Contracts as of the last day of the Collection Period that were added as Substitute
 Contracts                                                                                                     0.00
Number of Substitute Contracts as of the last day of the Collection Period                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period          24,852.27

Cumulative Servicer Advances paid by the Servicer                                                     14,060,316.30
Cumulative reimbursed Servicer Advances                                                               14,060,316.30

Delinquencies and Losses                      Dollars                   Percent
------------------------                  ----------------          ----------------
        Current                             159,490,418.00                     94.56%
        31-60 days past due                   5,598,675.33                      3.32%
        61-90 days past due                   3,095,405.98                      1.84%
        Over 90 days past due                   489,136.03                      0.29%
                                          ----------------          ----------------
        Total                               168,673,635.34                    100.00%

        31+ days past due                     9,183,217.34                      5.44%


 (i)    Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                       5,661,302.67
(ii)    Cumulative Recoveries realized on Defaulted Contracts                                          1,377,104.51
        Cumulative net losses to date ( (i) - (ii) )                                                   4,284,198.16
        Cumulative net losses as a percentage of the initial ADCB                                              1.11%